UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2012

SeraCare Life Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34105	33-0056054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

37 Birch Street, Milford, Massachusetts 01757

(Address of principal executive offices)

Registrant’s telephone number, including area code: (508) 244-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 12, 2012, SeraCare Life Sciences, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project Plasma Holdings Corporation, a Delaware corporation (“Parent”), and Project Plasma Merger Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Linden Capital Partners. The Merger Agreement was unanimously approved by the Company’s Board of Directors.

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares (i) held by the Company in treasury, (ii) owned by Parent or Merger Sub or any other wholly owned subsidiary of Parent, or (iii) held by shareholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be cancelled and converted automatically into the right to receive $4.00 in cash (the “Per Share Merger Consideration”), without interest.

Consummation of the Merger is subject to various closing conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Merger (the “Shareholder Approval”), (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) no governmental entity having enacted, issued, promulgated or granted any order, judgment, decision, decree, injunction, ruling, writ or assessment or statute, law, constitution, treaty, convention, ordinance, code, rule or regulation that has the effect of making the Merger illegal or of prohibiting or otherwise preventing the consummation of the Merger in the United States. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to materiality exceptions) and (ii) the other party’s performance in all material respects of all obligations required to be performed by it under the Merger Agreement on or prior to the closing date. In addition, the obligation of Parent and Merger Sub to consummate the Merger is subject to the non-occurrence of any condition, circumstance, event, change, occurrence, state of facts or effect that has had or would reasonably be expected to have a material adverse effect on the business, financial condition, assets or results of operations of the Company or the ability of the Company to perform its obligations under the Merger Agreement or to consummate the Merger and the other transactions contemplated by the Merger Agreement (subject to various exceptions). Consummation of the Merger is not subject to a financing condition. If the Merger is not consummated by July 16, 2012, either party generally has the right to terminate the Merger Agreement.

Parent and Merger Sub have obtained a financing commitment for the transaction contemplated by the Merger Agreement. Subject to the terms and conditions set forth in the financing commitment, funds affiliated with Linden Capital Partners (the “Sponsors”) have committed to invest, directly or indirectly, at or immediately prior to the consummation of the Merger, $82.0 million in Parent or Merger Sub, solely for the purpose of (i) funding the aggregate Per Share Merger Consideration and (ii) paying all related fees and expenses pursuant to, and in accordance with, the Merger Agreement. The aggregate proceeds from the financing commitment are expected to be sufficient for Parent to finance the transactions contemplated by the Merger Agreement. The Sponsors have also agreed to guarantee certain obligations of Parent and Merger Sub under the Merger Agreement, on the terms and subject to the conditions set forth in a sponsor guarantee in favor of the Company, including the payment of any reverse termination fee and specified costs and expenses that may become payable by Parent.

The Company has made various representations, warranties and covenants in the Merger Agreement, including covenants regarding: (i) the conduct of the business of the Company prior to the consummation of the Merger, (ii) the calling and holding of a meeting of the Company’s shareholders for the purpose of obtaining the Shareholder Approval and (iii) the use of reasonable best efforts to cause the Merger to be consummated.

Under the Merger Agreement, the Company is subject to a “no-shop” restriction on its ability to solicit offers or proposals relating to an alternative acquisition proposal or to provide information to or engage in discussions or negotiations with third parties regarding an alternative acquisition proposal. However, the no-shop provision is subject to a “fiduciary-out” provision that allows the Company under certain circumstances, prior to receipt of the Shareholder Approval, and subject to certain conditions, to provide information to and participate in discussions with third parties with respect to certain unsolicited written alternative acquisition proposals if the Company’s Board of Directors has determined, after consultation with its financial advisor and outside counsel, and taking into account all relevant factors, that such alternative acquisition proposal would, if consummated, result in a transaction more favorable to the Company’s shareholders than the transactions contemplated by the Merger Agreement and is reasonably capable of being completed on the terms proposed, and not doing so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law. The Merger Agreement provides Parent certain rights to match any such superior proposal.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $2.5 million, including upon acceptance of a superior proposal, or to reimburse Parent for up to $1.0 million of its out-of-pocket expenses in connection with the transaction. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $5.0 million under specified circumstances.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) matters specifically disclosed in any reports filed by the Company with the Securities and Exchange Commission since October 1, 2009 and (b) confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the annual, quarterly and current reports and other documents that the Company files or has filed with the Securities and Exchange Commission.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Indemnification Agreements

On February 12, 2012, the Board of Directors of the Company authorized the Company to enter into indemnification agreements in the form attached as Exhibit 10.1 hereto (the “Indemnification Agreements”) with each of its directors and its Interim President and Chief Executive Officer and Chief Financial Officer.

Each Indemnification Agreement provides, among other things, that, subject to the procedures set forth in the Indemnification Agreement: (i) the Company will indemnify the director or officer in connection with any action, suit, arbitration, alternative dispute resolution proceeding, administrative hearing or other proceeding arising after the date of the agreement as to which the director or officer is, was or is threatened to be made a party (or is otherwise involved) by reason of such director’s or officer’s status as a director or officer of the Company or in certain other capacities, to the fullest extent permitted by law; (ii) if requested by the director or officer, and subject to specified exceptions, the Company will advance expenses to the director or officer in connection with any such proceeding; (iii) if there is a change in control, upon the director’s or officer’s written election, the Company will seek the advice of independent legal counsel with respect to whether such director or officer has met the applicable standard of conduct to be entitled to indemnification under the Indemnification Agreement and such director’s or officer’s right to advancement of expenses; and (iv) the rights of the director or officer under the Indemnification Agreement are in addition to any other rights the director or officer may have under the Company’s certificate of incorporation or by-laws or the General Corporation Law of the State of Delaware or otherwise. In addition, each Indemnification Agreement establishes procedures regarding the defense and settlement of claims by the parties, the relevant burden of proof and the period of limitations.

The foregoing summary of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement attached as Exhibit 10.1 hereto and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

We caution you that this document may contain disclosures that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the Company and the Merger. Forward-looking statements include statements in which we use words such as "expect," "believe," "anticipate," "intend," or similar expressions. These forward-looking statements are based upon information presently available to the Company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties. Factors that could cause events not to occur as expressed in the forward-looking statements in this document include, but are not limited to, unanticipated delays; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted with respect to the Merger; and the inability to complete the Merger due to the failure to obtain the Shareholder Approval or the failure to satisfy other closing conditions, including the receipt of required regulatory approvals, as well as other risk factors detailed in the Company’s Annual Report on Form 10-K filed with the SEC on November 21, 2011, as amended, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” and otherwise in the Company’s reports and filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. The Company assumes no obligation to update, revise or correct any forward-looking statements after the date of this document or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Additional Information about the Merger and Where to Find It

This document may be deemed to be solicitation material with respect to the Merger. In connection with the Merger, the Company intends to file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission, or the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the shareholders of the Company. THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The proxy statement and other relevant materials (when they become available), and any and all documents filed or furnished by the Company with or to the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s investors and security holders may obtain free copies of the documents filed or furnished by the Company with or to the SEC by directing a written request to SeraCare Life Sciences, Inc., 37 Birch Street, Milford, MA 01757, Attention: Corporate Secretary.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the special meeting of shareholders that will be held to consider the Merger. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011, which was filed with the SEC on January 30, 2012, and is supplemented by other public filings made, and to be made, with the SEC by the Company. Information regarding the direct and indirect interests of the Company, its executive officers and directors and other participants in the solicitation, which may, in some cases, be different from those of the Company’s security holders generally, will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 12, 2012, among Project Plasma Holdings Corporation, Project Plasma Merger Corp. and SeraCare Life Sciences, Inc.*
10.1	Form of Indemnification Agreement with members of the Board of Directors and the Interim President and Chief Executive Officer and Chief Financial Officer

__________________________________

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SeraCare Life Sciences, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERACARE LIFE SCIENCES, INC.

By: /s/ Gregory A. Gould

Name: Gregory A. Gould

Title:   Interim President and Chief Executive

            Officer, Chief Financial Officer,

            Secretary and Treasurer

Dated: February 14, 2012

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 12, 2012, among Project Plasma Holdings Corporation, Project Plasma Merger Corp. and SeraCare Life Sciences, Inc.*
10.1	Form of Indemnification Agreement with members of the Board of Directors and the Interim President and Chief Executive Officer and Chief Financial Officer

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SeraCare Life Sciences, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.